                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              IBT BANCORP, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
                                IBT BANCORP, INC.

                                200 EAST BROADWAY
                         MOUNT PLEASANT, MICHIGAN 48858

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 5, 1998

Notice is hereby given that the Annual Meeting of Shareholders of IBT Bancorp, Inc. will be held on Tuesday, May 5, 1998 at 7:00 p.m. Eastern Standard Time, at The Embers Restaurant, 1217 South Mission, Mount Pleasant, Michigan. The meeting is for the purpose of considering and acting upon the following:

         1.       The election of three directors.

         2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The Board of Directors has fixed April 1, 1998 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if stock is held in more than one name, all parties should sign the proxy form.

                              By order of the Board of Directors


                              Mary Ann Breuer, Secretary
                              Dated: April 6, 1998

                                IBT BANCORP, INC.
                                200 EAST BROADWAY
                         MOUNT PLEASANT, MICHIGAN 48858

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IBT Bancorp, Inc. (the Corporation) a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 5, 1998 at 7:00 p.m. at The Embers Restaurant located at 1217 South Mission, Mount Pleasant, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

This Proxy Statement has been mailed on April 6, 1998 to all holders of record of common stock as of the record date.

                              VOTING AT THE MEETING

The Board of Directors of the Corporation has fixed the close of business on April 1, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. The Corporation has only one class of common stock and no preferred stock. There are currently 871,800 shares of common stock of the Corporation outstanding. Each outstanding share entitles the holder thereof to one vote on each separate matter presented for vote at the meeting. If the enclosed proxy is executed and returned, it may be revoked at any time before it is exercised at the meeting. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, with the directors in each class being elected for a term of three years. At the Annual Meeting of Shareholders, three directors will be elected for terms ending with the annual meeting of shareholders in 2001.

Except as otherwise specified in the proxy, proxies will be voted for election of the three nominees named below. If a nominee becomes unable or unwilling to serve, proxies will be voted for such other person, if any, as shall be designated by the Board of Directors. However, the Corporation's management now knows of no reason to anticipate that this will occur. Directors are elected by a plurality of the votes cast, whether in person or by proxy, by holders of the Corporation's common stock at the Annual Meeting of Shareholders, provided a quorum (a majority of the shares entitled to be voted at the Annual Meeting of Shareholders) is present or represented. Thus, the three nominees for election as directors who receive the greatest number of votes cast will be elected directors. Consequently, shares not voted, whether by withholding of authority or otherwise, have no effect on the election of directors. Nevertheless, if a proxy is returned for such shares or they are represented in person at the Annual Meeting of Shareholders, they will be counted toward the establishment of a quorum.

Nominees for reelection and other current directors are listed below. Also shown for each nominee and each other current director is his principal occupation for the last five or more years, age and length of service as a director of the Corporation and the Bank.

                                DIRECTOR NOMINEES

                                TERM ENDING 2001


                                                      DIRECTOR OF          DIRECTOR OF
NAME AND PRINCIPAL OCCUPATION                         CORPORATION         ISABELLA BANK
      OR EMPLOYMENT                         AGE          SINCE           AND TRUST SINCE
-----------------------------               ---       -----------        ---------------
James C. Fabiano                             54           1988               1979
    President and CEO, Fabiano
    Brothers Inc.  (Beverage Distributor)

David W. Hole                                60           1989               1989
    President and CEO,
    IBT Bancorp and Isabella
    Bank and Trust

L. A. Johns                                  69           1988               1961
   Chairman, IBT Bancorp


         DIRECTORS NOT STANDING FOR ELECTION WHOSE TERMS END IN 1999

                                                      DIRECTOR OF          DIRECTOR OF
NAME AND PRINCIPAL OCCUPATION                         CORPORATION         ISABELLA BANK
      OR EMPLOYMENT                         AGE          SINCE           AND TRUST SINCE
-----------------------------               ---       -----------        ---------------
Gerald D. Cassel                             63           1988               1980
    Certified Public Accountant

Ronald E. Schumacher                         60           1988               1984
    Partner, A. Schumacher Sons (Farm)

Robert O. Smith                              66           1988               1982
    Vice President, Isabella Bank
    and Trust (Retired)


           DIRECTORS NOT STANDING FOR ELECTION WHOSE TERMS END IN 2000


                                                      DIRECTOR OF          DIRECTOR OF
NAME AND PRINCIPAL OCCUPATION                         CORPORATION         ISABELLA BANK
      OR EMPLOYMENT                         AGE          SINCE           AND TRUST SINCE
-----------------------------               ---       -----------        ---------------
James Bigard                                 68           1988                1983
    Vice President, James Bigard
    Drilling Company

Frederick L. Bradford                        63           1988                1974
    Dentist

Dean Walldorff                               64           1988                1982
    Owner, Watercare Systems


Each of the directors has been engaged in their stated occupations for more than five years except L. A. Johns, who retired as President and CEO of the Corporation as of December 31, 1993. The principal occupation of David W. Hole is with the subsidiary bank (the Bank) of the Corporation. All officers of the Corporation serve at the pleasure of the Board of Directors.

DIRECTORS

The Corporation has delegated the responsibilities of the Audit and Compensation Committees to the Bank.

The Audit Committee of the Bank met four times during 1997. The Committee is comprised of Directors Bradford, Cassel, Fabiano, Schumacher, and Smith. This Committee is responsible for the recommendation of an independent accounting firm to be engaged for external audits, reviewing with the external auditors the plan and results of the external audit, the establishment and supervision of internal auditing procedures, reviewing the degree of independence of the auditors and reviewing the adequacy of internal controls.

The Compensation Committee of the Bank met two times during 1997. The Committee is comprised of Directors Bigard, Cassel, Caul, Hole, and Walldorff. This Committee is responsible for reviewing the Bank's salaries and benefits, recommending the annual salaries to be paid to non executive employees, and reviewing the written personnel policies. The Bank's Board of Directors is responsible for establishing the salaries of executive officers and approving the recommendations of the Compensation Committee pertaining to all other compensation and policy matters.

The Corporation has a standing Nominating Committee. The Committee consists of directors Bradford, Smith and Walldorff. Shareholders who wish to recommend nominees should submit their nominations in writing to the Secretary of the Corporation. Recommendations should be delivered no later than December 7, 1998.

The Board of Directors of the Corporation met six times during 1997. All incumbent directors attended 75% or more of the meetings held in 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during 1997 were Directors
Bigard, Cassel, Caul, Hole, and Walldorff. Mr. Hole is the chief executive officer of the Corporation and the Bank. Mr. Hole does not participate in any of the procedures which pertain to his compensation or other related matters and is excused from the meetings at such times.

EXECUTIVE COMPENSATION

The following table sets forth the annual cash compensation and other annual compensation for the Corporation's President and CEO. There were no other executive officers of the Corporation whose annual cash compensation exceeded $100,000 for the period indicated.

                           SUMMARY COMPENSATION TABLE


                                            Annual Compensation
                                            -------------------
                                                                    All Other
Name and Principal Position                 Year     Salary       Compensation (1)
---------------------------                 ----     ------       ------------
David W. Hole, President and CEO            1997     $133,000        $19,190
of IBT Bancorp and                          1996     $120,000         18,089
Isabella Bank and Trust                     1995     $110,000         16,940


(1) The amount shown represents contributions by the Bank under the Bank's Employee Stock Ownership Plan ($2,860, $2,578, and $2,832 in 1997, 1996, and 1995 respectively) in which substantially all employees of the Bank participate, expenses related to a nonqualified supplemental retirement plan ($8,355, $8,361, and $6,683 in 1997, 1996, and 1995 respectively), and directors' fees deferred under the Directors' Deferred Compensation Plan ($7,975, $7,150, and $7,425 in 1997, 1996
         and 1995 respectively).

The Corporation generally maintains a conservative level of perquisites and personal benefits. The dollar value of perquisites and personal benefits provided to the named executive officer does not exceed 10% of their annual compensation.

THE DEFINED BENEFIT PENSION PLAN

The Corporation sponsors a defined benefit pension plan. This plan was originally adopted in 1973 and was substantially revised in 1989. Only employees who have attained the age of 21 and who have worked more than 1000 hours in the current plan year participate.

Annual contributions are made to the plan as required by accepted actuarial principles, applicable federal tax law, and expenses of operating and maintaining the plan. The amount of contributions on behalf of any one participant cannot be separately or individually computed.

Pension plan benefits are based on an average of a participant's five highest years of compensation. A participant may earn a benefit for up to 35 years of accredited service. Earned benefits are 100 percent vested after five years of service. Benefit payments normally start when a participant reaches age 65. A participant with more than five years of service may elect to take early retirement benefits anytime after reaching age 55. Benefits payable under early retirement are reduced actuarially for each month prior to age 65 in which benefits begin.

The following table indicates estimated annual benefits payable upon normal retirement for various compensation levels and years of service. Additional benefits may be earned due to integration of social security benefits. The amounts that may be earned are undeterminable until retirement.


           Five Year
            Average             Years of Accredited Service
          of Highest
         Compensation       5          15         25        35
         ------------    -------    -------    -------    -------
           $20,000       $    900   $   2,700  $  4,500   $  6,300
            50,000          2,250       6,750    11,250     15,750
            75,000          3,375      10,125    16,875     23,625
           100,000          4,500      13,500    22,500     31,500
           125,000          5,625      16,875    28,125     39,375
           150,000          6,750      20,250    33,750     47,750
           200,000          7,875      23,625    39,375     56,125


The amounts calculated under the plan's benefit formula assume a monthly payment for life. A married participant will generally receive an actuarially reduced monthly payment because the participant's surviving spouse will also receive monthly payments for life after the participant's death. As of December 31, 1997, David W. Hole had 38 years of credited service under the plan.

REPORT ON EXECUTIVE COMPENSATION

All executive officers of the Corporation are also officers of Isabella Bank and Trust (the "Bank"). Their service as officers of the Corporation is incidental to their primary service as an officer of the Bank. The executive officers of the Corporation, except for those who are entitled to director fees, receive no compensation directly from the Corporation. The Corporation has delegated the authority and responsibility for the setting of employee compensation to the Board of Directors of the Bank. The compensation committee of the Bank is responsible for recommending all significant benefit plans and non executive employee compensation to the Board of Directors.

The Board of Directors of the Bank is responsible for determining the annual compensation of executive officers. The Board's approach to determining the annual salary of executive officers is to offer competitive salaries in comparison with market practices. The Board utilizes regional and national compensation surveys which provide salary ranges for banks of similar size. Based on these surveys, the Board establishes salary ranges for all job classifications. Factors used to decide where an executive officer salary should be within the established range include the historical financial performance, financial performance outlook, years of service, and job performance. The salary paid to Mr. Hole in 1995 was in the bottom 25th percentile and the 25th to 50th percentile in 1997 and 1996 of the comparison group. The Board's primary consideration in where Mr. Hole's salary fits within the defined range was his years of service as President and CEO and the Corporation exceeding its financial performance goals.

         Respectfully submitted,
                  James R. Bigard                    L. A. Johns
                  Frederick L. Bradford              Douglas D. McFarlane
                  Gerald D. Cassel                   Ronald E. Schumacher
                  Sandra L. Caul                     Robert O. Smith
                  James C. Fabiano                   William J. Strickler
                  David W. Hole                      Dean E. Walldorff

REMUNERATION OF DIRECTORS

The Corporation paid $150 per meeting to its directors during 1997. Directors of the Bank are paid $275 per board meeting and $150 per committee meeting they attend. Directors who are officers of the Bank are not paid for attendance at committee meetings.

The Bank sponsors a deferred compensation plan for directors (the Directors'
Plan). The Directors' Plan was adopted in 1984 and was substantially revised in 1989 and 1996. Under the Directors' Plan, deferred directors' fees are converted on a quarterly basis into stock units of the Corporation's common stock. The fees are converted based on the purchase price for a share of the Corporation's common stock under the Corporation's Dividend Reinvestment Plan.

Pursuant to the terms of the Directors' Plan, directors of the Bank are required to defer at least 25% of their earned board and committee fees. The amount deferred under the terms of the plan in 1997 was $109,000, resulting in 2,872 stock units being credited to participant's accounts. As of December 31, 1997, there were 23,733 stock units credited to participant's accounts. Stock units credited to a participant's account are eligible for cash and stock dividends as payable. All amounts deferred are unsecured claims against the Bank's general assets. The net cost of this benefit to the Bank was $36,600 in 1997.

Distribution from the Directors' Plan occurs when the participant terminates service with the Bank and/or attains age 65. Distributions may take the form of shares of Corporation common stock equal to the number of stock units credited to the participant's account, cash equal to the value of the stock units on the date of distribution, or a combination of stock and cash. Any Corporation common stock issued under the Directors' Plan will be considered restricted stock under the Securities Act of 1933, as amended.

INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

Certain directors and officers of the Corporation and members of their families were loan customers of the Bank, or have been directors or officers of corporations, or partners of partnerships which have had transactions with the Bank. In management's opinion, all such transactions are made in the ordinary course of business and are essentially on the same terms, including collateral and interest rates, as those prevailing at the same time for similar transactions with other customers. These transactions do not involve more than a normal credit risk. Total loans to these customers were $7,196,000 as of December 31, 1997.

STOCK PERFORMANCE

The graph on the following page compares the cumulative total shareholder return on Corporation Common Stock to the Standard & Poor's 500 Stock Index and the KBW 50 Index over a five year period ended December 31, 1997. The Standard & Poor's 500 Stock Index is a broad equity market index published by Standard & Poor's. The KBW 50 Index is a market capitalization weighted bank stock index published by Keefe, Bruyette & Woods, Inc., an investment banking firm which specializes in the banking industry. The KBW 50 Index is composed of 50 money center and regional bank holding companies, including 8 of the 16 regional bank holding companies in the peer group used by Corporation for compensation purposes. The graph assumes the value of an investment in the Corporation and each index was $100 at January 1, 1993 and all dividends are reinvested.

                                STOCK PERFORMANCE
                             FIVE-YEAR TOTAL RETURN














The dollar values for total shareholder return plotted in the graph above are shown in the table below:

                       Comparison of Five Year Cumulative
                        Among IBT Bancorp, S&P 500 Index
                                and KBW 50 Index

                                    S&P 500    KBW 50
               Year   IBT Bancorp    Index     Index
             01/01/93    100.0       100.0     100.0
             12/31/93    115.5       110.1     105.5
             12/31/94    134.8       111.5     100.2
             12/31/95    153.3       153.4     160.4
             12/31/96    189.9       188.7     226.9
             12/31/97    264.0       251.6     331.7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 5, 1998 as to the common stock of the Corporation owned of record or beneficially by any person who is known to the Corporation to be the beneficial owner of more than 5% of the common stock of the Corporation.

                                                    Amount and Nature
                                                  of Beneficial Ownership
                                         -------------------------------------
                                             Sole Voting       Shared Voting      Percentage of
  Name and address of                      and Investment      and Investment     Common Stock
   Beneficial Owner                            Powers              Powers         Outstanding
----------------------------             -----------------     ---------------   --------------
Isabella Bank and Trust                        49,056                                 5.63%
  Agent for Trustees of IBT
  Bancorp Employees Stock
  Ownership Plan
  200 E. Broadway
  Mt. Pleasant, MI

James J. McGuirk                               49,363                                 5.66%
  P.O. Box 222
  Mt. Pleasant, MI

The following table sets forth certain information as of March 5, 1998 as to the common stock of the Corporation owned beneficially by each director and by all directors and executive officers of the Corporation as a group.

                                                  Amount and Nature
                                                of Beneficial Ownership
                                         -------------------------------------
                                           Sole Voting         Shared Voting      Percentage of
Name and address of                      and Investment        and Investment     Common Stock
     Owner                                    Powers               Powers          Outstanding
----------------------------             -----------------     ---------------   --------------
James Bigard                                   1,455                                  0.17%
Frederick L. Bradford                          9,273                8,718             2.06%
Gerald D. Cassel*                              1,709                                  0.20%
James C. Fabiano                              37,707                                  4.33%
David W. Hole*                                 2,670                  863             0.41%
L. A. Johns                                                         7,670             0.88%
Ronald Schumacher                                                   7,355             0.84%
Robert O. Smith                                  925                2,868             0.44%
Dean Walldorff                                                      3,710             0.43%


All Directors and Executive
Officers as a Group                           59,641               33,490            10.68%

*Trustees of the ESOP who vote ESOP stock.

             AS TO OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING

Management of the Corporation does not intend to bring any other business before the meeting for action. However, if any other business should be presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such business.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Board of Directors has reappointed Rehmann Robson, P.C. as independent auditors of the Corporation for the year ending December 31, 1997. Rehmann Robson, P.C. has also been appointed to serve as the Corporation's independent auditors for the year ending December 31, 1998.

Andrews, Hooper & Pavlik, P.L.C. performed audits of the Corporation's financial statements for the years ended December 31, 1995. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. On May 14, 1996, the Corporation appointed the firm of Rehmann Robson, P.C. as independent certified accountants for the Corporation. The change of independent certified accountants was approved by the Corporation's Board of Directors and its Audit Committee.

During the two years ended December 31, 1995 and from December 31, 1995 through the effective date of the Andrews, Hooper & Pavlik, P.L.C. termination, there have been no disagreements between the Corporation and Andrews, Hooper & Pavlik, P.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Andrews, Hooper & Pavlik, P.L.C. to make reference to the subject matter of such disagreements in connection with their report.

During the two years ended December 31, 1995 and from December 31, 1995 until the effective date of Andrews, Hooper & Pavlik, P.L.C.'s dismissal, Andrews, Hooper & Pavlik, P.L.C. did not advise the Corporation with respect to any of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K.

Andrews, Hooper & Pavlik, P.L.C. furnished a letter to the Securities and Exchange Commission dated May 30, 1996 stating that they agree with the above statements.

During the two years ended December 31, 1995 and December 31, 1995 through the effective date of the termination of Andrews, Hooper & Pavlik, P.L.C. neither the Corporation nor anyone on its behalf had consulted Rehmann Robson, P.C. with respect to any accounting or auditing issues involving the Corporation other than discussion with regard to the engagement. In particular, there were no discussions with the Corporation regarding the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the financial statements or any related item.

A representative of Rehmann Robson, P.C., is expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions from shareholders and to make any comments they believe appropriate.

                              SHAREHOLDER PROPOSALS

Any proposals which shareholders of the Corporation intend to present at the next annual meeting of the Corporation must be received before December 7, 1998 to be considered for inclusion in the Corporation's proxy statement and proxy form for that meeting. Proposals should be made in accordance with Securities and Exchange Commission Rule 14a-8.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.

To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation, during the fiscal year ended December 31, 1997 all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors, and greater than 10 percent beneficial owners.

                                  OTHER MATTERS

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation may solicit proxies by telephone or in person, without compensation other than their regular compensation.



                                        By order of the Board of Director



                                        Mary Ann Breuer, Secretary

IBT BANCORP PROXY
200 East Broadway
Mt. Pleasant, MI  48858

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints James R. Bigard, Frederick L. Bradford, and Dean
E. Walldorff as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of IBT Bancorp held of record by the undersigned on April 1, 1998 at the annual meeting of shareholders to be held May 5, 1998 or any adjournments thereof.

1)  ELECTION OF DIRECTORS:

     FOR ALL NOMINEES LISTED BELOW  / /       WITHHOLD AUTHORITY TO VOTE    / /
     EXCEPT AS MARKED TO THE                  FOR ALL NOMINEES LISTED
     CONTRARY BELOW

         (INSTRUCTION: To withhold authority to vote for any individual nominee, circle the nominee's name in the list below.)

         James C. Fabiano
         David W. Hole
         L. A. Johns

2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:__________________________, 1998     ____________________________________
Please mark, sign, date and return         Signature
Proxy card promptly using the
enclosed envelope.                         ____________________________________
                                           Signature (if held jointly)